UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 22, 2017

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07         Submission of Matters to a Vote of Security Holders

(a)       The Company annual meeting of stockholders was held on February 22, 2017.

(b)      The voting results for each matter submitted to a vote of stockholders at the Company’s annual meeting are as follows:

1.            Annual Election of Directors

The following directors were elected for terms expiring at the annual meeting in 2017:

	Shares Voted For	Shares Voted Against	Abstain	Broker Non- Votes
Samuel R. Allen	218,814,839	5,678,210	1,286,309	51,422,945
Crandall C. Bowles	221,671,251	3,769,453	338,654	51,422,945
Vance D. Coffman	222,556,084	2,863,022	360,252	51,422,945
Alan C. Heuberger	224,517,375	884,290	377,693	51,422,945
Dipak C. Jain	222,358,237	3,006,583	414,538	51,422,945
Michael O. Johanns	224,463,239	952,974	363,145	51,422,945
Clayton M. Jones	224,145,155	1,266,427	367,776	51,422,945
Brian M. Krzanich	224,244,817	1,163,677	370,864	51,422,945
Gregory R. Page	224,631,961	785,878	361,519	51,422,945
Sherry M. Smith	224,178,759	1,256,446	344,153	51,422,945
Dmitri L. Stockton	224,276,948	1,126,284	376,126	51,422,945
Sheila G. Talton	223,982,943	1,442,530	353,885	51,422,945

2.            Advisory Vote on Executive Compensation

The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Company’s named executive officers disclosed in the January 13, 2017 Proxy Statement (“Proxy Statement”), including the Compensation Discussion & Analysis, the compensation tables and related disclosure, with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
213,959,801	9,516,474	2,303,083	51,422,945

3.            Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

A Company proposal, required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, requesting that stockholders vote on a non-binding resolution to determine whether the advisory stockholder vote on say on pay shall occur every one, two or three years, resulted in the following outcome:

Shares Voted In Favor of One Year Frequency	Shares Voted In Favor of Two Year Frequency	Shares Voted In Favor of Three Year Frequency	Abstain
206,253,195	758,129	17,794,508	973,526

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Board of Directors, the Company will hold a shareholder advisory vote on executive compensation annually until the next required vote on the frequency of shareholder votes on executive compensation.

4.            Ratification of Independent Registered Public Accounting Firm

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the 2017 fiscal year with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain
273,876,529	2,501,431	824,343

5.            Stockholder Proposal—Right to Act by Written Consent

A stockholder proposal, requesting that stockholders approve a “proxy access” amendment to the Company’s Bylaws adding a right of stockholders to act by written consent as set forth in the January 13, 2017 Proxy Statement, failed with the following vote:

Shares Voted For Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
81,546,376	142,820,517	1,412,465	51,422,945

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Todd E. Davies
Todd E. Davies, Secretary

Dated: February 27, 2017